Q4 2023 RESULTS

Nasdaq Global Market: CCLD, CCLDP, CCLDO

March 21, 2024

A leading provider of technology-enabled services and solutions that redefine the healthcare revenue cycle



Safe Harbor Statements

This presentation contains forward-looking statements within the meaning of the federal securities laws. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may," "might," "will," "shall," "should," "could," "intends," "expects," "plans," "goals," "projects," "anticipates," "believes," "seeks," "estimates," "forecasts," "predicts," "possible," "potential," "target," or "continue" or the negative of these terms or other similar terms and phrases.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this presentation include, without limitation, statements reflecting management's expectations for future financial performance and operating expenditures, expected growth, including our ability to continue as a going concern, to raise additional capital and to succeed in our future operations, profitability and business outlook, increased sales and marketing expenses, and the expected results from the integration of our acquisitions.

Forward-looking statements are only current predictions and are subject to substantial known and unknown risks, uncertainties, and other factors that may cause our (or our industry's) actual results, levels of activity, performance, or achievements to be materially different from those anticipated by such statements. These factors include our ability to:

- Manage our growth, including acquiring, partnering with, and effectively integrating acquired businesses into our infrastructure and avoiding legal exposure and liabilities associated with acquired companies and assets;
- Retain our clients and revenue levels, including effectively migrating new clients and maintaining or growing the revenue levels of our new and existing clients;
- Maintain operations in our offshore offices in a manner that continues to enable us to offer competitively priced products and services;
- Keep pace with a rapidly changing healthcare industry;
- Consistently achieve and maintain compliance with a myriad of federal, state, foreign, local, payor and industry requirements, regulations, rules, laws and contracts;
- Maintain and protect the privacy of confidential and protected Company, client and patient information;
- Develop new technologies, upgrade and adapt legacy and acquired technologies to work with evolving industry standards and third-party software platforms and technologies, and protect and enforce all of these and other intellectual property rights;
- Attract and retain key officers and employees, and the continued involvement of Mahmud Haq as Executive Chairman and A. Hadi Chaudhry as Chief Executive Officer and President, all of which are critical to our ongoing operations, growing our business and integrating of our newly acquired businesses;
- Comply with covenants contained in our credit agreement with our senior secured lender, Silicon Valley Bank a division of First-Citizens Bank & Trust Company and other future debt facilities;
- Pay our monthly preferred dividends to the holders of our preferred stock;
- Compete with other companies developing products and selling services competitive with ours, and who may have greater resources and name recognition than we have;
- Respond to the uncertainty resulting from the ongoing Covid-19 pandemic and the impact it may have on our operations, the demand for our services, our projected results of operations, financial performance or other financial metrics or any of the foregoing risks and economic activity in general; and
- Keep and increase market acceptance of our products and services.

Although we believe that the expectations reflected in the forward-looking statements contained in this presentation are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements.

In this presentation, we disclose certain non-GAAP historical and projected financial measures, including Adjusted EBITDA. We believe that these non-GAAP financial measures provide useful information to both management and investors by excluding certain items and expenses that are not indicative of our core operating results or do not reflect our normal business operations. Our use of non-GAAP financial measures has certain limitations in that such non-GAAP financial measures may not be directly comparable to those reported by other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable U.S. GAAP measures. Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures.

The statements in this presentation are made as of the date of this presentation, and the Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

CareCloud

Hosts for Fourth Quarter 2023 Earnings Call



Mahmud Haq
Founder & Executive Chairman



A. Hadi Chaudhry
Chief Executive Officer & President



Norman Roth
Interim CFO and Corporate Controller



A. Hadi Chaudhry

Chief Executive Officer & President

Key Priorities for 2024: Leveraging Strengths to Drive Profitability and Free Cash Flow

CareCloud's objective to drive profitability and free cash flow is underpinned by an organization-wide commitment to operating leverage and improving the Company's competitive position

$18M

Total Annualized Cost Savings

$13M

Annualized Cost Savings in 2024

Committed to reinstating the preferred stock dividend


Global Partner

cirrusAI: Revolutionizing Healthcare with AI

CareCloud's suite of products continue to encompass cutting-edge solutions that are ahead of the curve.

- cirrusAI Notes runs ambiently during patient visits to create a clinical note for the doctor's review; once accepted, this note is saved in the patient's chart within the EHR.


CareCloud
CIRRUS
cirrusAI

CareCloud

Themes for 2024

- **Wellness A Key Growth Driver**
  - Momentum building at conclusion of 2023 expected to carry over into 2024
  - Paradigm shift towards preventive medicine and value-based care leading to strong uptake and interest among providers
- **Cybersecurity Breach at Change Healthcare - Overall Net Neutral**
  - Client claims and payment processing uninterrupted
  - Most government payor-related claims volumes unaffected
  - Other claims volumes were diversified including CareCloud's proprietary linkages and other clearinghouses
  - Those impacted by the breach are being rerouted to other industry players

CareCloud



Norman Roth

CFO and Corporate Controller

Q4 & FY 2023 Highlights

	2023	
	Q4	Full Year
Revenue	$28.4 million	$117.1 million
Net loss	$43.7 million	$48.7 million
	Net loss includes $42 million goodwill impairment charge	
Cash flow from operations	$3.7 million	$15.5 million
Adjusted EBITDA	$4.1 million	$15.4 million
Adjusted net income	$0.8 million	$4.8 million

See reconciliations of non-GAAP results in the Appendix

2024 Guidance

Revenue



$117
$118 - $120
FY 2023
FY 2024
Actual
Guidance
Range

Adjusted EBITDA



$15
$21 - $23
FY 2023
FY 2024
Actual
Guidance
Range

$ in millions. See reconciliations of non-GAAP results in the Appendix

Thank You!

Nasdaq Global Market: CCLD, CCLDP, CCLDO

Corporate
carecloud.com

Investor Relations
ir.carecloud.com

Norman Roth, Chief Financial Officer
ir@carecloud.com

Bill Korn
ir@carecloud.com

Appendix

Non-GAAP Financial Measures Reconciliation

($000s) Adjusted EBITDA to GAAP net loss	2023	Q4 2023
GAAP net loss	$(48,674)	$(43,692)
Benefit for income taxes	(364)	(568)
Net interest expense	1,040	335
Foreign exchange / other expense	918	309
Stock-based compensation expense	4,716	933
Depreciation and amortization	14,402	4,120
Transaction and integration costs	286	16
Goodwill impairment charges	42,000	42,000
Net loss on lease terminations, unoccupied lease charges and restructuring costs	1,105	675
Adjusted EBITDA	$15,429	$4,128

($000s) Adjusted net income to GAAP net loss	2023	Q4 2023
GAAP net loss	$(48,674)	$(43,692)
Foreign exchange / other expense	918	309
Stock-based compensation expense	4,716	933
Amortization of purchased intangible assets	4,975	1,200
Transaction and integration costs	286	16
Goodwill impairment charges	42,000	42,000
Net loss on lease terminations, unoccupied lease charges and restructuring costs	1,105	675
Income tax benefit related to goodwill	(525)	(606)
Non-GAAP Adjusted Net Income	$4,801	$835

CareCloud